Summary Prospectus

KraneShares Bosera MSCI China A Share ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.
Ticker Symbol: KBA

June 19, 2017

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated June 19, 2017, as each may be amended or supplemented from time to time, and recent reports to shareholders are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

KraneShares Bosera MSCI China A Share ETF | Summary Prospectus

Investment Objective

The KraneShares Bosera MSCI China A Share ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign equity securities benchmark. The Fund’s current benchmark is the MSCI China A International Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table below does not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees**	0.00%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.84%
Fee Waiver***	0.20%
Total Annual Fund Operating Expenses After Fee Waiver	0.64%
*	The expense information in the table has been restated to reflect current expenses.
**	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
***	Pursuant to the terms of an Expense Limitation Agreement, Krane Funds Advisors, LLC (“Krane”), the Fund’s investment manager, has contractually agreed to reduce its management fee to 0.58% of the Fund’s average daily net assets until July 31, 2018. The Expense Limitation Agreement may only be terminated prior to July 31, 2018 by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year, except that it reflects the Fee Waiver through the time period described above. The Example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$65	$248	$446	$1,019

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended March 31, 2017, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions, if any, of the Fund’s shares.

Principal Investment Strategies of the Fund

In order to seek to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Underlying Index, under normal circumstances, the Fund will invest at least 80% of its total assets in securities of the Underlying Index and depositary receipts, including American Depositary Receipts (“ADRs”), representing such securities. The Underlying Index is a free-float adjusted market capitalization weighted index and includes the equity securities denominated in Chinese renminbi (“RMB”) and listed on the Shenzhen or Shanghai Stock Exchanges (“A Shares”) of large and mid-cap Chinese issuers. Free-float market capitalization is calculated by multiplying a security’s price by the number of shares available in the market, rather than the total number of shares outstanding. As of May 31, 2017, the Underlying Index included approximately 446 securities of companies with a market capitalization range of approximately $337 million to $24.5 billion and an average market capitalization of approximately $2.1 billion.

A Shares are issued by companies incorporated in mainland China. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in A Shares only through certain institutional investors that have obtained a license and quota from the Chinese regulators or through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (together, the “Stock Connect Programs”).

The Fund is passively-managed, meaning that it does not attempt to select securities based on their potential to outperform the Underlying Index or the market. In seeking to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Underlying Index, the Fund currently employs a representative sampling strategy, which means that it will typically invest in a representative sample of securities that collectively have an investment profile similar to that of the Underlying Index. The Fund’s portfolio securities are expected to have, in the aggregate, characteristics (based on factors such as market capitalization, industry weightings, return variability and yield) similar to those of the Underlying Index. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

Bosera Asset Management (International) Co., Ltd. (“Bosera”), the Fund’s Sub-Adviser, has received a license as a Renminbi Qualified Foreign Institutional Investor (“RQFII”) from the China Securities Regulatory Commission (“CSRC”) and has received an A Shares quota by China’s State Administration of Foreign Exchange (“SAFE”) for use by the investment products it manages, including the Fund. Bosera, on behalf of the investment products it manages, may invest in A Shares and other permitted China securities listed on the Shanghai or Shenzhen Stock Exchanges up to the relevant A Shares quota(s). In addition, the Fund may invest in A Shares through the

Stock Connect Programs and, in the future, Bosera may also obtain a license on behalf of the Fund as a Qualified Foreign Institutional Investor (“QFII”), another program under Chinese law that would allow the Fund to invest in A Shares.

The Fund may invest up to 20% of its assets in investments that are not included in the Underlying Index, but which Krane and/or Bosera believes will help the Fund provide investment results that, before fees and expenses, correspond to the price and yield performance of the Underlying Index. These investments include B Shares (equity securities of Chinese issuers that are listed on the Shanghai or Shenzhen Stock Exchanges and traded in currencies other than the RMB), H Shares (equity securities of issuers incorporated in mainland China and listed on the Hong Kong Stock Exchange), N Shares (equity securities of issuers with business operations in mainland China and listed on a U.S. exchange), shares of Red Chip companies (issuers controlled, either directly or indirectly, by the central, provincial or municipal governments of China that are incorporated outside of mainland China and with equity securities that are listed on the Hong Kong Stock Exchange), shares of P-Chip companies (issuers controlled by private Chinese shareholder or management, but incorporated outside mainland China and listed on the Hong Kong Stock Exchange), shares of other China-related companies, depositary receipts representing securities not in the Underlying Index, derivative instruments to a limited degree, including swaps and futures contracts, including index futures, investment company securities, including exchange-traded funds (“ETFs”), and cash or cash equivalents, including money market funds. The Fund may invest in cash and cash equivalents given or in anticipation of any reduced liquidity in the A Shares market.

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2017, issuers in the financial sector (28.13%), industrials sector (17.17%) and consumer discretionary sector (11.31%) represented significant portions of the Underlying Index. The Underlying Index is provided by MSCI, Inc., a U.S. (Delaware) corporation.

The Fund may engage in securities lending activities.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition to these risks, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Capital Controls Risk.  Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of SAFE and other relevant authorities, repatriations by RQFIIs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Cash and Cash Equivalents Risk.  The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

China Risk.  The Fund’s investments are concentrated in China, and therefore the Fund will be susceptible to adverse market, political, regulatory, and geographic events affecting China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. An investment in the Fund involves a risk of total loss. In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by more frequent trading halts and lower trading volume than the U.S. securities market, potentially resulting in substantially less liquidity and greater price volatility. These risks may be more pronounced for the A Share market than for Chinese securities markets generally because the A Share market is subject to greater government restrictions and control, including the risk of nationalization or expropriation of private assets which could result in a total loss of an investment in the Fund. However, the risks associated with investing in China apply whether the Fund invests in A Shares, B Shares, H Shares, Red Chips or other China-related investments.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold large amounts of non-performing loans. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid. Although China has begun the process of privatizing certain sectors of its economy, private Chinese companies may be more indebted, more susceptible to adverse changes in the economy and subject to asset seizures and nationalization and negative political or legal developments.

A Shares Risk.  The Fund may invest in A Shares through the use of an RQFII or QFII license and A Share quota and through the Stock Connect Programs. The ability of the Fund to achieve its investment objective is dependent on the continuous availability of A Shares and may also be dependent upon Bosera’s ability to maintain a continuous supply of A Shares quota and willingness to allocate sufficient portions of that quota for the Fund’s use. If the QFII/RQFII A Share quota is not used within a limited time period, it may be lost or reduced. The QFII, RQFII, and Stock Connect Programs are exceptions to Chinese law, which generally restrict foreign investment in A Shares. These programs were adopted relatively recently and are novel. Chinese regulators may alter or eliminate these programs at any time. There can be no assurance that the Stock Connect Programs will continue to exist or operate correctly. Further, the Chinese government may alter or eliminate the Stock Connect Programs. Each of the foregoing could restrict the Fund from selling its investments and adversely affect the value of its holdings. Should the amount of A Shares available for purchase by the Fund be or become inadequate to meet the investment needs of the Fund or if Bosera is unable to maintain its RQFII or QFII status or fails to allocate sufficient quota for the Fund’s use, the Fund is expected to be adversely affected. In addition, the A Share quota may be reduced or revoked by the Chinese regulators if, among other things, Bosera fails to observe SAFE and other applicable Chinese regulations, which could lead to other adverse consequences, including the requirement that the Fund dispose of its A Shares holdings at an inopportune time.

If the Fund is unable to obtain sufficient exposure to the components of the Underlying Index due to the limited availability of A Shares, the Fund could seek exposure to the component securities of the Underlying Index in other ways, such as by investing in depositary receipts, H Shares, and B Shares on the component securities. The Fund may also use derivatives or invest in ETFs that provide comparable exposures. If necessary, the Fund may suspend the sale of shares in Creation Units until Krane and Bosera determine that the requisite exposure to the component securities of the Underlying Index is obtainable. During the period that creations are suspended, Fund shares may trade at a significant premium or discount to net asset value (the “NAV”). Alternatively, the Fund may change its investment objective and track another index of Chinese-related stocks. The Fund may incur significant losses due to limited investment capabilities, including based on investment restrictions on RQFIIs and QFIIs (if a QFII license is obtained), illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades.

A Shares may be subject to more frequent and/or extended trading halts than other exchange-traded securities, which may increase the risk of illiquidity.

In accordance with Chinese regulations and the terms of the RQFII or QFII license, A Shares are held in the joint names of the Fund and Bosera. While Bosera may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Bosera may assert that the securities are owned by Bosera and that regulatory actions taken against Bosera by PRC government authorities may affect the Fund. The risk is particularly acute in the case of cash deposited with a PRC sub-custodian (“PRC Custodian”), because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the capital gains PRC withholding tax (“WHT”) on trading in A Shares as of November 17, 2014. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If Krane expects such WHT on trading in A Shares to be imposed, Krane reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities. Finally, it is also unclear how China’s value added tax may apply to the activities of an RQFII and how such application may be affected by tax treaty provisions. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Fund.

B Shares Risk.  The B Share market is generally smaller, less liquid and has a smaller issuer base than the A Share market. The issuers that compose the B Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between their performance.

H Shares Risk.  H Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N Shares Risk.  Because companies issuing N Shares often have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk.  P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk.  Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

Concentration Risk.  Because the Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect an industry, group of industries or sector, and the securities of companies in that industry, group of industries or sector could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy.

Financial Sector Risk.  The Underlying Index, and thus the Fund, may be concentrated in the financial sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Industrial Sector Risk.  The Underlying Index, and thus the Fund, may be concentrated in the industrial sector. Performance of companies in the industrial sector may be adversely impacted by many factors, including, among others, changes in government regulation, world events and economic conditions, environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

Consumer Discretionary Sector Risk.  The Underlying Index, and thus the Fund, may be concentrated in the consumer discretionary sector. Performance of companies in the consumer discretionary sector may be adversely impacted by many factors, including, among others, the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

Currency Risk.  The Fund’s NAV is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Depositary Receipt Risk.  The Fund may hold the securities of Chinese and other non-U.S. companies in the form of depositary receipts, including ADRs. Investing in depositary receipts entails the risks associated with foreign investments. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts. Like direct investments in foreign securities, investments in depositary receipts involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Derivatives Risk.  The use of derivatives may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund. In addition, derivatives can be illiquid and imperfectly correlate with the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to perform under it. Because a swap is an obligation of the counterparty, the Fund may suffer losses potentially equal to, or greater than, the full value of the swap if the counterparty fails to perform its obligations under the swap. Counterparty risks are compounded by the fact that there are only a limited number of options available to invest in certain reference assets, including A Shares, and, therefore, there may be few counterparties to swaps based on those reference assets. Investments in futures or swaps may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. Many derivatives are subject to segregation requirements, pursuant to which the Fund must segregate the market or notional value of the derivatives and which could impede the portfolio management of the Fund.

Emerging Markets Risk.  The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted. An investment in the Fund involves the risk of total loss.

Equity Securities Risk.  An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

ETF Risk.  As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face delisting from the Exchange.

Cash Transactions Risk.  Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could avoid by making redemptions in-kind. As a result, the Fund may pay out higher annual capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk.  Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

Premium/Discount Risk.  There may be times when the market price of the shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines.

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Foreign Securities Risk.  Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about non-U.S issuers. Non-U.S. issuers, especially issuers in China and other emerging markets, may also be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Foreign markets may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities and may be less liquid.

Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gains on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains.

Geographic Focus Risk.  The Fund’s investments are focused in China and Hong Kong, and therefore the Fund will be susceptible to adverse market, political, regulatory, and geographic events affecting those regions. The Underlying Index, and therefore, the Fund’s exposure to China and Hong Kong subject the Fund to a higher degree of country risk than a geographically diversified fund.

China.  The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on the Fund. An investment in the Fund involves a risk of total loss. In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are less developed than the U.S. markets and are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners, such as the United States, Japan and countries in the European Union. Any reduction or threat of reduction in this trading may have an adverse impact on the Chinese economy and, thus, the value of the Fund’s investments.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold large amounts of non-performing loans. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

Hong Kong.  The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

High Portfolio Turnover Risk.  The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Investment in Investment Companies Risk.  The Fund may invest up to 10% of its net assets in shares of other investment companies, including ETFs, provided that it does not own more than 3% of any one company or invest more than 5% of its assets in any one company. As a result of such investments, the Fund will indirectly be exposed to the risks of investments by such funds. Moreover, the Fund will incur its pro rata share of the underlying investment companies’ expenses.

Large Capitalization Company Risk.  Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Liquidity Risk.  The Fund’s investments, and particularly its investments in A Shares, are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Management Risk.  Because the Fund generally employs a representative sampling strategy to track the performance of the Underlying Index and invests in less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that the representative sampling process, which is subject to a number of constraints, may not produce the intended results.

Market Risk.  The values of securities in the Underlying Index could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as continuing to raise interest rates, could cause increased volatility in global financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

Mid-Capitalization Company Risk.  Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Passive Investment Risk.  The Fund is not actively managed and therefore may not sell a security due to current or projected underperformance of a security, industry or sector. The Fund’s use of a representative sampling approach may result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index. There is no guarantee that the Underlying Index will create the desired exposure. The Underlying Index may not contain an appropriate mix of securities, but the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Underlying Index.

Securities Lending Risk.  To the extent the Fund lends its securities, it may be subject to the following risks: (1) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities; (2) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (3) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; (4) there is the risk of possible loss of rights in the collateral should the borrower fail financially; and (5) a potential conflict of interest by Krane and Bosera because the compensation paid to them increases in connection with any net income received by the Fund from a securities lending program.

Stock Connect Program Risk.  The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Stock Connect Programs are not active, with the result that prices of A Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Because the Stock Connect Programs are new, the actual effect on the market for trading A Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the Shanghai, Shenzhen and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future.

Tax Risk.  In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Tracking Error Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index due to, among other factors: the Fund’s use of a representative sampling strategy; the Fund holding cash under certain circumstances; delays converting U.S. dollars into a foreign currency to purchase foreign securities; legal restrictions imposed by foreign governments or other regulatory reasons; and trading halts or suspensions. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s reported tracking of the Underlying Index may be adversely affected.

Valuation Risk.  Independent market quotations for the non-U.S. securities held by the Fund may not be readily available, and such securities may be fair valued. Fair valuation is subjective and different market participants may assign different prices to the same security. As a result, there is a risk that the Fund may not be able to sell a security at the price assigned to the security by the Fund. In addition, the securities in which the Fund invests may trade on days when the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com.

Total Annual Returns For Calendar Year Ended December 31

As of March 31, 2017, the Fund’s calendar year-to-date total return was 4.49%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	14.57%	3/31/2015
Lowest Return	-29.82%	9/30/2015

Average Annual Total Returns for the period ended December 31, 2016

KraneShares Bosera MSCI China A Share ETF	1 year	Since Inception (3-4-2014)
Return Before Taxes	-19.37%	7.30%
Return After Taxes on Distributions	-20.33%	4.07%
Return After Taxes on Distributions and Sale of Fund Shares	-10.30%	5.25%
Hybrid MSCI China A Index/MSCI China A International Index (Reflects no deduction for fees, expenses or taxes)*	-17.76%	11.45%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	11.96%	8.76%
*	The Hybrid MSCI China A Index/MSCI China A International Index consists of the MSCI China A Index from the inception of the Fund through October 23, 2014 and the MSCI China A International Index going forward. Prior to October 24, 2014, the Fund sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the MSCI China A Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Manager and Sub-Adviser

Krane Funds Advisors, LLC serves as the investment manager to the Fund.

Bosera Asset Management (International) Co., Ltd. (“Bosera”), operating out of Hong Kong, serves as the Sub-Adviser to the Fund.

Portfolio Manager

Mrs. Qiong Wan, a Fund Manager at Bosera, has managed the Fund since May 2016.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.